Exhibit (m)(1)(iii)

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of August 31, 2012:

Transamerica Arbitrage Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Bond	Class I2

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Commodity Strategy	Class I2

Transamerica Core Bond	Class I2

Transamerica Developing Markets Debt	Class I2

Transamerica Developing Markets Equity	Class I2

Transamerica Diversified Equity	Class A
Class B
Class C
Class I
Class I2
Class T

Transamerica Emerging Markets	Class I2

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Global Allocation	Class I2

Transamerica Global Macro	Class I2

Transamerica Global Real Estate Securities	Class I2

Transamerica Growth	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2

Transamerica International	Class I2

Transamerica International Bond	Class A
Class C
Class I
Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2

Transamerica International Equity Opportunities	Class I2

Transamerica International Small Cap	Class I2

Transamerica International Value	Class I2

Transamerica International Value Opportunities	Class I2

Transamerica Large Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2

Transamerica Large Company	Class I2

Transamerica Long/Short Strategy	Class I2

Transamerica Managed Futures Strategy	Class I2

Transamerica Mid Cap Value	Class I2

Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Multi-Manager International Portfolio	Class A
Class B
Class C
Class I

Transamerica Real Return TIPS	Class I2

Transamerica Select Equity	Class I2

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2

Transamerica Small Company Growth	Class I2

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Tactical Income	Class A
Class C
Class I

Transamerica Total Return	Class I2

Transamerica Value	Class I2

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.30% of average daily net assets of the Fund’s Class A shares
Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2 and Class T shares.